SCHEDULE 14A INFORMATION
                            (Rule  14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                    Act of 1934 (Amendment No.__)

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[  ] Preliminary Proxy Statement        [  ] Confidential, for Use of
                                             the Commission Only (as
                                             permitted by Rule
                                             14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section
     240.14a-11(c) or Section 240.14a-12




                SOUTHERN COMMUNITY BANCSHARES, INC.





(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and O-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:


[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by
          Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                  SOUTHERN COMMUNITY BANCSHARES, INC.
                        325  2nd Street, S.E.
                       Cullman, Alabama  35505
                           (256) 734-4863

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

          Notice is hereby given that the Annual Meeting of Shareholders of Southern Community Bancshares, Inc. (the "Holding Company") will be held at the office of the Holding Company at 325 2nd Street, S.E., Cullman, Alabama 35055 on January 25, 1999, at 4:00 p.m., Central Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

          1. To elect three director(s) of the Holding Company for term(s) expiring in January 2002;

          2. To ratify the selection of Arthur Andersen LLP as the auditors of the Holding Company for the current fiscal year; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

          Only the Holding Company shareholders of record at the close of business on December 16, 1998, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                              By Order of the Board of Directors


                              __________________, President

Cullman, Alabama
December 29, 1998

                  SOUTHERN COMMUNITY BANCSHARES, INC.
                        325  2nd Street, S.E.
                       Cullman, Alabama  35055
                           (256) 734-4863


                            PROXY STATEMENT

                                PROXIES

          The enclosed Proxy is being solicited by the Board of Directors of Southern Community Bancshares, Inc. (the "Holding Company"), for use at the 1998 Annual Meeting of Shareholders of the Holding Company to be held at the office of Southern Community Bancshares, on January 25, 1999, at 4:00 p.m., Central Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy which is received by the Holding Company before the Proxy is exercised or by giving notice of revocation to the Holding Company in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

          Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

          FOR the election of Finis E. St. John IV, Eston E. Jones, and W. Daniel Keel, as director(s) of the Holding Company for term(s) expiring in January, 2002; and

          FOR the ratification of the selection of Arthur Andersen LLP ("Arthur Andersen") as the auditors of the Holding Company for the current fiscal year.

          Proxies may be solicited by the directors, officers and other employees of the Holding Company in person or by telephone, telegraph or mail only for use at the Annual Meeting. Such proxies will not be used for any other meeting. The cost of soliciting proxies will be borne by the Holding Company.

          Only shareholders of record as of the close of business on December 16, 1998 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. The Holding Company's records disclose that, as of the Voting Record Date, there were 1,080,482 votes entitled to be cast at the Annual Meeting.

          This Proxy Statement is first being mailed to shareholders of the Holding Company on or about the 29th day of December, 1998.

                            VOTE REQUIRED

Election of Directors

          Under Delaware corporate law and the Holding Company's Certificate of Incorporation (the "Certificate of Incorporation"), three nominees receiving the greatest number of votes will be elected as directors. Shares to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the three nominees.

Ratification of Selection of Auditors

          The affirmative vote of the holders of a majority of the shares of the Holding Company represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Arthur Andersen as the auditors of the Holding Company for the current fiscal year. Non-votes will have the same effect as a vote against the approval of such ratification, as will abstentions. If, however, shares are represented at the Annual Meeting by a shareholder who signed and dated a proxy in the form of the enclosed Proxy, but who did not vote on the ratification of the selection of Arthur Andersen by marking the appropriate block on the Proxy, such shares will be voted FOR the ratification of the selection of and will not be considered Non-votes.


                   VOTING SECURITIES AND OWNERSHIP
                    OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth certain information with respect to the only person(s) known to the Holding Company to own beneficially more than five percent of the outstanding common shares of the Holding Company, as of December 16, 1998:


   Name and Address of          Amount and Nature of     Percent of Shares
   Beneficial Owner             Beneficial Ownership       Outstanding

   First Bankers Trust, N.A.        90,988 (1)                 8.0%
   1201 Broadway
   Quincy, Illinois 62301

   (1) Consists of shares held by First Bankers Trust, N.A., as the trustee for the Southern Community Bancshares, Inc. Employee
        Stock Ownership Plan.


                 PROPOSAL ONE - ELECTION OF DIRECTORS

Election of Directors

          The Certificate of Incorporation provides for a Board of Directors consisting of up to nine (9) persons divided into three classes. In accordance with the Certificate of Incorporation, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of the Holding Company not less than thirty days nor more than sixty days prior to the date of the annual meeting of shareholders. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, and the number of common shares of the Holding Company owned either beneficially or of record by each such nominee.

          The Board of Directors proposes the reelection of the following persons to serve until the Annual Meeting of Shareholders in 2002 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:


     Name                   Age(1)    Positions Held      Since(2)
     Finis E. St. John, IV    41        Chairman            1996
     Eston E. Jones           79        Director            1996
     W. Daniel Keel           63        Director            1996

     (1)  As of September 30, 1998.
     (2) Finis E. St. John, IV, Eston E. Jones, and W. Daniel Keel became director(s) of the Holding Company in connection with the conversion of First Federal Savings & Loan Association of
     Cullman (the "Association") from mutual to stock form (the
     "Conversion") and the formation of the Holding Company as the Holding Company for the Association.


          If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

          The following directors will continue to serve as directors of the Holding Company after the Annual Meeting for the terms indicated:


    Name            Age(1)    Position(s) Held        Since(2)   Term Expires
William R. Faulk    37       Director, President       1996         2000
Maxie T. Hudson     65       Director                  1996         1999
Joseph S. Franey    58       Director                  1996         2000
Ronald P. Martin    53       Director                  1996         2001
Phillip W. Freeman  47       Director                  1996         2001

    (1) As of September 30, 1998.
    (2) Each director became a director in connection with the Conversion.


Finis E. St. John, IV. Mr. St. John is a partner in St. John & St. John, L.L.P., a law firm located in Cullman. Mr. St. John is also an executive officer of Cullman Environmental, Inc., a waste service concern serving Cullman, Alabama.

Mr. William R. Faulk. Mr. Faulk has a BS in economics and an MBA in finance, both from the University of Alabama at Birmingham. He is a graduate of the Stonier School of Banking. He joined First Federal in 1986 and served in a variety of positions before becoming President and Chief Executive Officer in 1994.

Joseph S. Franey.  Mr. Franey is a retired trucking company executive.

Phillip W. Freeman. Dr. Phillip Freeman is a physician practicing with Cullman Internal Medicine Incorporated. Dr. Freeman is a member of the Cullman Area Chamber of Commerce.

Maxie T. Hudson. Mr. Hudson is the immediate past President of the Association. Prior to joining the Association, Mr. Hudson was employed as an accountant.

Eston E. Jones. Mr. Jones was the President of the Association prior to Mr. Hudson. Mr. Jones currently serves on the Loan Committee of the Board of Directors.

W. Daniel Keel. Mr. Keel is a retired insurance and real estate executive.

Ronald P. Martin. Mr. Martin is a Certified Public Accountant in private practice. Mr. Martin has worked in both public and private accounting during his career. Prior to entering private practice, Mr. Martin was Chief Financial Officer of a regional construction company.


Meetings of Directors

          The Holding Company was incorporated in July 1996.  The
Board of Directors of the Holding Company met five (5) times for regularly scheduled and special meetings during the fiscal year ended September 30, 1998.

          Each director of the Holding Company is also a director of the Association. The Board of Directors of the Association met 12 times for regularly scheduled and special meetings during the fiscal year ended September 30, 1998. Each director attended at least 75% of the aggregate of such meetings and meetings of committees of the Board of Directors of which such director was a member.


Committees of Directors

          The Board of Directors of the Holding Company has a Stock Option Plan Committee and an MRP Committee. The Board of Directors of the Holding Company also has an Audit Committee, but no separate nominating or compensation committees.

          The members of the Stock Option Plan Committee are Messrs. Keel, Martin and St. John. The Stock Option Plan Committee administers the Stock Option Plan and determines the number of shares to be covered by options granted to the officers and employees of the Holding Company pursuant to the Stock Option Plan.

          The members of the MRP Committee are Messrs. Keel, Martin and St. John. The MRP Committee administers the MRP and determines the number of shares to be awarded to officers and employees of the Holding Company pursuant to the Stock Option Plan.

          The members of the Audit Committee are Messrs. Faulk, Franey and Martin. The Audit Committee is responsible for selecting an auditor, having an audit conducted and reviewing and reporting to the full Board of Directors on the independent audits of the Holding Company.

          The Association has a Loan Committee, an Asset Liability Management Committee and a Nominating Committee.

          The members of the Loan Committee are Messrs. Faulk, Jones and Keel. The Loan Committee reviews and approves all real estate loans made by the Association. The Loan Committee reviews and approves all loans not secured by real estate made by the Association in an amount greater than $20,000. All loans made by the Association in amounts in excess of $250,000 are reviewed and approved by the full Board of Directors of the Association.

          The Asset Liability Management Committee is comprised of Messrs. Faulk and Martin and Ms. Knight. The function of the Asset Liability Management Committee is to review the interest rate risk of the Association and to report and recommend action to the full Board of Directors with regard thereto. The Asset Liability Management Committee met four (4) times during the fiscal year ended September 30, 1998.

          The members of the Nominating Committee are Messrs. Faulk, Jones, Keel and St. John. The function of the Nominating Committee is to recommend to the full Board of Directors, persons to be nominated by the Board for election as directors of the Association by the Association's shareholder. The Nominating Committee met one (1) time during 1998.


                          EXECUTIVE  OFFICERS

          In addition to Mr. William R. Faulk, the President of the Holding Company and the following persons are executive officers of the Holding Company and hold the designated positions:


     Name                 Age(1)      Position(s) Held
     Beth B. Knight        36          Secretary/Treasurer/Vice
                                       President-Finance and Chief
                                       Financial Officer



     (1) Ms. Knight has a BS in accounting from the University of Alabama and she is a Certified Public Account. She joined the Association in 1992 and has served in her current capacity since joining the Association.


                  SECURITY OWNERSHIP OF MANAGEMENT

          The following table sets forth certain information with respect to the number of common shares of the Holding Company beneficially owned by each director of the Holding Company and by all directors and executive officers of the Holding Company as a group, as of December 16, 1998:



  Name and Address of             Amount and Nature of          Percent of Shares
  Beneficial Owner(1)            Beneficial Ownership(2)         Outstanding

   William R. Faulk                        29,150                    2.67%

   Joseph S. Franey                        30,000                    2.78

   Phillip W. Freeman                      20,000                    1.85

   Maxie T. Hudson                         12,000                    1.11

   Eston E. Jones                          15,000                    1.39

   W. Daniel Keel                          30,000                    2.78

   Ronald P. Martin                        30,000                    2.78

   Finis E. St. John, IV                   30,000                    2.78

   All directors and executive            408,185                   37.78
   officers as a group (10
   persons)(3)


     (1) Each of the persons listed in this table may be contacted at the address of the Holding Company.
     (2) The beneficial owner has sole voting and investment power unless otherwise indicated. The beneficial ownership shown for individuals above includes shares owned by spouses as follows:
     Mr. Faulk, 14,575; Mr. Franey, 15,000; Dr. Freeman, 10,000; Mr.
     Keel, 15,000; Mr. Martin, 15,000; and Mr. St. John, 15,000.
     (3) Includes shares held in grantor trusts for contribution to the Stock Option Plan and the MRP. Directors of the Holding Company act as trustees of such trusts and have voting and investment power with respect to such shares.


Section 16(a) Beneficial Ownership Reporting Compliance

          Under the federal securities laws, each director and executive officer of the Holding Company is required to file a Form 3 to report their beneficial ownership of common shares of the Holding Company to the Securities and Exchange Commission within ten days (10) after the date on which they become a director or executive officer. The Holding Company must disclose in its Proxy Statements any failure to file a Form 3 timely. At the time of appointment to the Board of Directors of the Holding Company in December 1996 all directors and executive officers timely filed Form 3. See "PROPOSAL ONE - ELECTION OF DIRECTORS."

           COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

          Summary Compensation Table. No executive officer of the Holding Company received compensation in excess of $100,000 in fiscal 1998. The following table sets forth the compensation paid to Mr. William Faulk, the President of the Holding Company, for the fiscal year(s) ended September 30, 1998:


                                                           SUMMARY COMPENSATION TABLE
                                                                                    Long Term Compensation
                                                                      -----------------------------------------
                                        Annual Compensation                      Awards                 Payouts
                                -----------------------------------   -----------------------------    ---------
                                                                                         Securities
                                                                         Restricted      Underlying
                                                       Other Annual       Stock          Options/        LTIP       All Other
Name and Principal               Salary      Bonus     Compensation      Award(s)          SARS         Payouts    Compensation
Position                Year      ($)         ($)          ($)             ($)              (#)           ($)         ($)

William R. Faulk,
President               1998    $81,307     $6,054       $3,432       $41,511.40(1)      28,434          ----         ----

                        1997    $79,407     $3,776       $6,804           ----            ----           ----         ----

                        1996     ----        ----         ----            ----            ----           ----         ----


(1) The Board of Directors of the Holding Company adopted a Management Recognition Plan ("MRP") on November 17, 1998
    that was subsequently approved by a majority of the shareholders at the January 19, 1998 annual meeting of shareholders.  The purpose of the MRP is to reward and retain the directors and employees who are in key positions of responsibility with the Holding Company or the Association. Pursuant to the terms and conditions of the
    MRP, on February 19, 1998 Mr. Faulk was awarded and became eligible to earn, 11,373 shares of the Holding Company's
    Common Stock (the "Restricted Stock").  Such shares vest at the rate of 20% per year commencing February 19, 1999, subject to accelerated vesting upon death or disability. During the last completed fiscal year, Mr. Faulk received no shares of Restricted Stock pursuant to the terms and conditions of the MRP.  Each share of the Restricted Stock earned by Mr. Faulk is valued at $18.00 per share closing bid price as quoted by NASDAQ on February 19, 1998, with an aggregate value  equal to $41,511.40.  The total number of shares of Restricted Stock that will vest, in whole or in part, under the MRP within three years from February 19, 1998 is equal to 4,550 shares of Restricted Stock.


          Stock Options. The following table sets forth certain information regarding the number and value of options held by the Holding Company's President at the end of fiscal 1998. No options were exercised by the Holding Company's President during the last completed year.

                            OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                       Individual Grants

                        Number of
                       Securities        % of Total
                       Underlying       Options/SARs
                      Options/SARs       Granted to         Exercise or
                        Granted         Employees in        Base Price
     Name                 (#)           Fiscal Year           ($/Sh)        Expiration Date
 -----------------    ------------      -------------       -----------     -----------------
 William R. Faulk      28,434(1)           38%               $18.00         November 17, 2007


  (1)  The Holding Company granted to Mr. Faulk 28,434 options on February
       19, 1998. The options shall vest at the rate of 20% per year from the date of the grant, subject to accelerated vesting upon death or disability.


Director Compensation

          The Holding Company pays no director's fees. Each director of the Association currently receives a fee of $750 for each meeting of the Board of Directors attended. In addition, each member of the Loan Committee receives $450 per month. Each member of the Audit Committee receives a fee of $500 for each meeting of the Audit Committee attended.


Employment Agreements

          The Association has entered into employment agreements with William R. Faulk, President of the Association and Ms. Beth
B. Knight, Vice-President-Finance and Chief Financial Officer of the Association (the "Employment Agreements"). The Employment Agreements were effective upon the completion of the Conversion and each provide for a term of three years, renewing at the end of each year at the option of the Association, with salary in any year to be not less that the first year of the term and with performance and salary review to be undertaken by the Board of Directors not less often than annually. The salary of Mr. Faulk and Ms. Knight under the Employment Agreements during the last completed fiscal year was $82,737 and $52,400, respectively. The Employment Agreements also provide for the inclusion of Mr. Faulk and Ms. Knight in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible.

          Each Employment Agreement is terminable by the Association at any time. In the event of termination by the Association for "just cause," as defined in the Employment Agreement, Mr. Faulk and/or Ms. Knight will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by the Association other than for just cause, Mr. Faulk and/or Ms. Knight will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the end of the term of the Employment Agreement or the date on which Mr. Faulk and/or Ms. Knight becomes employed full-time by another employer.

          Each Employment Agreement also contains provisions with respect to the occurrence within one year of a "change of control" of (1) the termination of employment of the employee for any reason other than just cause, retirement or termination at the end of the term of the agreement, or (2) a constructive termination resulting from change in the capacity or circumstances in which the employee is employed or a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement without the employee's written consent. In the event of any such occurrence, the employee would be entitled to payment of an amount equal to (a) the amount of compensation to which he would be entitled for the remainder of the term of the Employment Agreement, plus (b) the difference between (i) three times the employee's average annual compensation for the three taxable years immediately preceding the termination of employment less
(ii) the amount paid to the employee as compensation for the remainder of the employment term. In addition, the employee would be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which the employee may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Code. "Change of Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of the Association or the Holding Company, the control of the election of a majority of the directors of the Association or the Holding Company or the exercise of a controlling influence over the management or policies of the Association or the Holding Company.

Certain Transactions

          In accordance with the OTS regulations, the Association makes loans to executive officers and directors of the Association in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. All outstanding loans to executive officers and directors comply with such policy, do not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments. Loans to all directors and executive officers of the Association and their related interests totaled $868,597 at September 30, 1998. Any future transactions between the Holding Company and the Association or any other affiliate of the Holding Company will be on terms no less favorable than could be approved by a majority of the directors of the Holding Company including the majority of disinterested directors.

          Finis E. St. John, IV, Chairman of the Association and of the Holding Company, serves as general counsel to the Association. The Association expects to continue to engage Mr.
St. John in such capacity in the future.


              PROPOSAL TWO - SELECTION OF AUDITORS

          The Board of Directors has selected Arthur Andersen, LLP as the auditors of the Holding Company for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of Arthur Andersen, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

           PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

          Any proposals of shareholders intended to be included in the Proxy statement for the Annual Meeting of Shareholders of the Holding Company to be held in January, 2000 should be sent to the Holding Company by certified mail and must be received by the Holding Company not later than August 14, 1999.

          Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.


IT  IS  IMPORTANT  THAT  PROXIES  BE  RETURNED  PROMPTLY.
WHETHER  OR NOT  YOU  EXPECT  TO  ATTEND  THE  MEETING  IN
PERSON,  YOU  ARE  URGED TO  FILL  IN,  SIGN  AND  RETURN  THE
PROXY  IN  THE  ENCLOSED SELF-ADDRESSED  ENVELOPE.


                              By Order of the Board of Directors


                              ___________________, President

Cullman, Alabama
December 29, 1998

[ X ] PLEASE MARK VOTES                             REVOCABLE PROXY
      AS IN THIS EXAMPLE                   SOUTHERN COMMUNITY BANCSHARES, INC.

  ANNUAL MEETING OF SHAREHOLDERS             1.  The election as directors
        JANUARY 25, 1999                         of all nominees listed below:

  The undersigned shareholder of                         With     For All
Southern Community Bancshares, Inc.              For     hold     Except
(the "Holding Company" hereby                    [   ]   [   ]    [   ]
constitutes and appoints William R.
Faulk and Finis E. St. John, IV or           Finis E. St. John, IV, Easton E.
either one of them, the Proxy or             Jones and W. Daniel Keel
Proxies of the undersigned with full
power of substitution and resubstitution,    INSTRUCTION:  To withhold
to vote at the Annual Meeting of             authority to vote for any
Shareholders of the Holding Company          individual nominee, mark "For All
to be held at the office of the              Except" and write that nominee's
Holding Company located at 325 2nd           name in the space provided below.
Street, S.E., Cullman, Alabama 35055
on January 25, 1999 at 4:00 p.m.,            _________________________________
Central Time (the "Annual Meeting"),
all of the shares of the  Holding            2.  The ratification of the
Company which the undersigned is                 selection of Arthur Andersen,
entitled to vote at the Annual Meeting,          LLP as the auditors of
or at any adjournment thereof, on each           Southern Community Bancshares,
of the following proposals, all of               Inc. for the current fiscal
which are described in the accompanying          year.
Proxy Statement:

                                                  For    Against     Abstain
                                                 [   ]    [   ]       [   ]


                                             3.  In their discretion, upon
                                                 other business as may
                                                 properly come before the
                                                 Annual Meeting or any
                                                 adjournments thereof.

   This Revocable Proxy will be voted as directed by the undersigned member. If no direction is given, this Revocable Proxy will be voted FOR Proposals 1 and 2.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                          THE BOARD OF DIRECTORS.

Please be sure to sign and date
this Proxy in the box below.          Date: ___________________


________________________________________________________________
Shareholder sign above --  Co-holder (if any) sign above.

_____________________________________________________________________________
 Detach above card, sign, date and mail in postage paid envelope provided.

                     SOUTHERN COMMUNITY BANCSHARES, INC.

    All Proxies previously given by the above signed are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders or the Holding Company and of the accompanying Proxy Statement is hereby acknowledged.

    Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.

                           PLEASE ACT PROMPTLY
                   SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                 SOUTHERN COMMUNITY BANCSHARES, INC.
                        325 2nd Street, S.E.
                       Cullman, Alabama 35055
                           (256) 734-4863

                          December 29, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Southern Community Bancshares, Inc. (the "Holding Company") which will be held at the office of the Holding Company at 325 2nd Street, Alabama 35055 on January 25, 1999 at 4:00 p.m., Central Time.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Holding Company and First Federal Savings and Loan Association of Cullman (the "Association"), the wholly-owned subsidiary of the Holding Company. Directors and officers of the Holding Company and Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders which contains detailed information concerning the activities and operating performance of the Association.

     The business to be conducted at the Annual Meeting consists of the election of three directors, and the ratification of the appointment of independent auditors for the Holding Company for the fiscal year ending September 30, 1999. The Board of Directors of the Holding Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Holding Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


                              Sincerely,

                              /s/ William R. Faulk
                              William R.  Faulk
                              President and Chief Executive Officer